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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                       Date of Report: April 20, 1998
                                       --------------
                       (Date of earliest event reported)


                           Kilroy Realty Corporation
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            (Exact name of registrant as specified in its charter)


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
              Maryland                 Commission File:                       95-4598246
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     (State or other jurisdiction                               (I.R.S. Employer Identification No.)
        of incorporation or
           organization)
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         2250 East Imperial Highway, Suite 1200, El Segundo, CA 90245
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         (Address of principal executive offices, including zip code)



                                (310) 563-5500
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             (Registrant's telephone number, including area code)


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ITEM 5.   OTHER EVENTS.


     (a)  Issuance of Preferred Limited Partnership's Units.

          On April 20, 1998, Kilroy Realty, L.P., a Delaware limited partnership (the "Operating Partnership"), and a subsidiary of Kilroy Realty Corporation, a Maryland corporation (the "Company" and the Operating Partnership's general partner, completed the private placement of 300,000 8.075% Series A Cumulative Redeemable Preferred Units, representing a limited partnership interest in the Operating Partnership, to an institutional investor for a contribution to the Operating Partnership of $15.0 million. The Operating Partnership plans to use the net proceeds of approximately $14.6 million to reduce the balance of its revolving credit facility.

     (b)  Issuance of Common Stock.

          On April 20, 1998, the Company completed a public offering of 110,225 shares of its common stock, par value $.01 per share, to an institutional investor, which resulted in net offering proceeds to the Company of approximately $3.0 million. The Company, as general partner of the Operating Partnership and as required under the terms and conditions of the Operating Partnership's partnership agreement, invested the net proceeds in the Operating Partnership. The Operating Partnership plans to use such net proceeds to repay borrowings under its revolving credit facility.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.


     (c)  Exhibits


Exhibit
  No.              Description
-------            -----------

  3.1              Articles Supplementary of the Registrant,
                    filed April 20, 1998

  3.2              Amended and Restated Registrant Rights
                    Agreement dated April 20, 1998.

 10.1              Third Amended and Restated Agreement of
                    limited Partnership of Kilroy Realty,
                    L.P. dated April 20, 1998

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,



                                       KILROY REALTY CORPORATION



Date:  April 22, 1998                  By    /s/ Ann Marie Whitney
                                            ____________________________________
                                             Ann Marie Whitney
                                             Vice President and Controller

                                      S-1
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                                 EXHIBIT INDEX


                                                                Sequentially
Exhibit                                                           Numbered
  No.              Description                                      Page
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  3.1              Articles Supplementary of the Registrant,
                    filed April 20, 1998

  3.2              Amended and Restated Registrant Rights
                    Agreement dated April 20, 1998.

 10.1              Third Amended and Restated Agreement of
                    limited Partnership of Kilroy Realty,
                    L.P. dated April 20, 1998